Ivy Funds

Supplement dated May 8, 2018 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017, November 22, 2017, November 28, 2017, December 29, 2017, January 12, 2018, February 6, 2018, February 26, 2018, April 12, 2018, April 13, 2018 and April 30, 2018

The following replaces the “Portfolio Managers” section for Ivy Small Cap Core Fund on page 37 (as supplemented on August 10, 2017):

Portfolio Manager

Kenneth G. Gau, Senior Vice President of IICO, has managed the Fund since August 2014.

The following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Small Cap Core Fund” section on page 245 (as supplemented on August 10, 2017):

Ivy Small Cap Core Fund: Kenneth G. Gau is primarily responsible for the day-to-day portfolio management of Ivy Small Cap Core Fund.

The second paragraph of the “The Management of the Funds — Portfolio Management — Ivy Small Cap Core Fund” section on page 245 (as supplemented on August 10, 2017) is deleted in its entirety.

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